© 2009 Northern Trust Corporation
Service Expertise Integrity
NORTHERN TRUST
CORPORATION
September 15, 2009
Barclays Capital
Global Financial Services Conference
Frederick H. Waddell
President &
Chief Executive Officer
EXHIBIT 99.1

Integrity Expertise Service
2 Barclays Capital Global Financial Services Conference – September 15, 2009
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2008 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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3 Barclays Capital Global Financial Services Conference – September 15, 2009
Today’s Agenda
Strategically Positioned for Growth
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Strong Financial Positioning
Earnings Power
High Quality Balance Sheet
Capital Strength

© 2009 Northern Trust Corporation Service Expertise Integrity Strategically Positioned for Growth

Integrity Expertise Service
Barclays Capital Global Financial Services Conference – September 15, 2009
Client-centric and Highly Focused on Attractive Markets
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds
Assets Under Custody
$3.2 Trillion
Assets Under Management
$559 Billion
As of 6/30/09
Balance Sheet Assets
$75.0 Billion

Integrity Expertise Service
Barclays Capital Global Financial Services Conference – September 15, 2009
Consistent Focus on Proven Strategies…
Credit Cards
Retail Banking
Consumer Finance
Venture Capital
Stock Transfer
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Discount Brokerage
American Depositary Receipts
…and resisting the temptation to stray
Businesses Northern Trust is NOT in:

Integrity Expertise Service
Barclays Capital Global Financial Services Conference – September 15, 2009
Personal Financial Services
Extensive Reach in Attractive Target Market
Network of over 80 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(15)
Illinois
(15)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)

Integrity Expertise Service
Barclays Capital Global Financial Services Conference – September 15, 2009
Personal Financial Services
Addressing Clients’ Complex Financial Goals
Integrated approach and comprehensive capabilities
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles

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Barclays Capital Global Financial Services Conference – September 15, 2009
Personal Financial Services
Spotlight:
Industry Leading Provider to the World’s Wealthiest Families
$179
$168
$195
$160
$114
$52
$38
$82
$65 $65
$61
$101
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09
Wealth Management Group
Assets Under Custody
$ Billions
S&P 500
~415 family relationships in 15 countries
Average relationship size = $430+ million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1998-2Q09 = 16%
S&P 500 CAGR 1998-2Q09 = -3%

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Barclays Capital Global Financial Services Conference – September 15, 2009
Corporate & Institutional Services
Positioned Globally for Growth
Positioned to serve clients locally and capitalize on global opportunities.
Dublin
Limerick
18 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne
Abu Dhabi
North America
Europe, Middle East, & Africa
Asia
Pacific
56% of C&IS
AUC is Global
~30% of Staff is
Outside U.S.
Stockholm

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Barclays Capital Global Financial Services Conference – September 15, 2009
Corporate & Institutional Services
Full Array of Solutions for Sophisticated Institutional Investors
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Barclays Capital Global Financial Services Conference – September 15, 2009
Corporate & Institutional Services
Strong Presence in Target Institutional Segments
Sources: Pensions and Investments 26 January 2009 (all US Pensions), 22 December 2008 (Foundations, Endowments and
Investment Managers); Pension Funds and Their Advisors, 2008 (UK Funds); AsianInvestor, May 2008 (Asian Investors); the
Money Market Directory, 2008 (Healthcare Funds); A.M. Best Insurance Reports, Investments & Pensions Europe Top 1000
Pension Funds, Sepember 2008 (Dutch and Nordice); and Benefits Canada Top 100 Pension Funds, June 2008.
Fund Administration
Serves 28% of the Top 200 Asset
Managers in the world
A leading provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 44%
200 U.S. Funds 47%
200 U.K. Funds 30%
Northern
Serves Of the Top
Public Funds / Taft-Hartley /
Insurance
Northern
Serves
Of the Top
25 Taft-Hartley Funds 36%
100 U.S. Public Funds 38%
100 U.S. Insurance Cos 24%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top

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Barclays Capital Global Financial Services Conference – September 15, 2009
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
$558.9 Billion
Assets Under Management as of June 30, 2009
$294 Billion
(53%)
Active
$236 Billion
(42%)
Quantitative
$29 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$422 Billion
Institutional
$137 Billion
Personal
Across Styles
Equities
$214 Billion
(38%)
Fixed Income
$106 Billion
(19%)
Short
Duration
$225 Billion
(40%)
Other
$14 Billion
(3%)

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Barclays Capital Global Financial Services Conference – September 15, 2009
Multi-Advisor Funds
Hedge Funds
Private Equity
Small Cap Growth
Mid Cap Growth
Large Cap Value
Exchange Fund
Enhanced Index Funds
International Fixed Income
High Yield
Stable Value
Canadian & UK Programs
Int’l/US Equity Manager of Managers
Minority and Emerging Managers
Investment Program Solutions
International Equities
EAFE Index
Technology
Large Cap Growth
Socially Responsible
Tax Advantaged
Fixed Income and Equity Index Funds
Core Fixed Income
Municipals
Government
Short/Intermediate Duration Fixed Income
Cash Management
Investment Options
Northern Trust Global Investments
Continuum of Investment Solutions to Serve Client Needs
Active Investment
Management
Growth & Value Equity
Short & Long Duration Fixed Income
Quantitative Management
Index & Enhanced Capabilities
Manager of Managers
Investment Program Solutions
Emerging & Minority Programs
Alternative Investments
PRODUCT BREADTH
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds

© 2009 Northern Trust Corporation Service Expertise Integrity Strong Financial Positioning

DJIA
S&P 500
KBW
INTL EAFE
U.K.
AUSTRALIA
FRANCE
GERMANY
JAPAN
IRELAND
HONG KONG

Northern Trust

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Equity Market Environment Improved in 2Q09…
Sources: Haver Analytics; Yahoo Finance; MSCI Barra
11.0%
15.2%
29.5%
26.2%
9.5%
17.7%
22.8%
23.3%
35.4%
11.9% 11.8%
24 U.S. Banks
Index Performance: June 30, 2009 vs March 31, 2009
US$

DJIA
S&P 500
KBW
INTL EAFE
HONG KONG
U.K.
GERMANY
AUSTRALIA
JAPAN
FRANCE
IRELAND

Northern Trust

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17 Barclays Capital Global Financial Services Conference – September 15, 2009
…But Remains Weak Globally on a Year-over-Year Basis
Index Performance: June 30, 2009 vs June 30, 2008
Sources: Haver Analytics; Yahoo Finance; MSCI Barra
-25.6%
-28.2%
-37.3%
-33.6%
-16.9%
-26.0%-26.1%
-29.2%
-48.1%
-25.1%
-23.9%
24 U.S. Banks US$

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Earnings Power: Solid 2Q09 Financial Performance…
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Net Income Available to Common
Diluted EPS
% Change
2Q09 vs 2Q08
$601
$184
$260
$1,045
$503
$60
$482
$168
$314
$226
$0.95
-7%
-8%
+5%
-4%
-22%
+500%
+9%
-25%
+46%
--
-1%
Second Quarter
2009
…Despite Environmental and Market Headwinds
($ in millions, except EPS)
As Reported

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Earnings Power: Asset Accumulation…
Assets Under Custody $3.2 Trillion +13% -19% +5%
Global Custody Assets $1.6 Trillion +21% -19% +11%
Assets Under Management $559 Billion +7% -26% 0.1%
AUM excluding Securities  $458 Billion +7% -11% --
Assets at 5 Year
June 30, 2009 Last Qtr Last Yr CAGR
% Change Vs.
Equity Market Indices:
S&P 500 +15% -28% -4%
US$ EAFE (international index) +26% -34% -0.3%
Lending Collateral
…Consistently Exceeds Markets

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20 Barclays Capital Global Financial Services Conference – September 15, 2009
High Quality Balance Sheet: Driven by Client Deposits
Securities
23%
Money
Market
Assets
27%
Client
Loans
39%
Other
11%
Assets
Other
Purchased
Funds
9%
Client
Deposits
71%
Long-Term Debt
& Senior Notes
7%
Other
5%
Liabilities & Equity
As of June 30, 2009
Equity
8%
Total Assets = $75.0 Billion
Total Risk Weighted Assets = $50.2 Billion

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21 Barclays Capital Global Financial Services Conference – September 15, 2009
High Quality Balance Sheet: AFS Securities Portfolio
$16.3B AVAILABLE FOR SALE SECURITIES PORTFOLIO
96% of AFS securities rated triple-A
Total AFS net pretax unrealized losses of only $144 million
Government
Sponsored Agency
$12.3B / 75%
Auction Rate Securities / $0.5B / 3%
Other / $0.3B / 2%
Asset-Backed
$1.3B / 8%
Well diversified
80% rated triple-A
Subprime asset-backed total
~1% of total portfolio
Corporate Debt / $1.9B / 12%
95% government guaranteed
$1.8B rated triple-A
All data is as of June 30, 2009.

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High Quality Balance Sheet: Diversified Loan Portfolio
All data is as of June 30, 2009.  NPAs = Non-Performing Assets.  NCOs = Net Charge-offs
Commercial
Real Estate
$3.1
11%
Commercial
$7.3
25%
Personal
$4.8
17%
Leases
$1.0
3%
Other
$1.1
4%
Non-U.S.
$0.9
3%
Residential Real
Estate
$10.7
37%
$29B Loan Portfolio
($ in Billions)
Relationship Based Lending Strategy
Loan Quality Notably Better Than
Industry Averages
3.51%
2.20%
0.81%
0.32%
EOP NPAs to Loans YTD NCOs to Assets
NTRS Top 20 Peers’ Average

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$4.5
$6.1
$2.3
$3.6
$3.3
$3.1
$2.9
$3.9
$4.9
$2.7
2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09
COMMON EQUITY
($ Billions)
CAGR: +12%
Tier 1 Capital 9.8% 12.6% 6.0%
Total Risk-Based 11.7% 15.0% 10.0%
Leverage 6.9% 8.6% 5.0%
Tier 1 Common Equity 9.3% 12.1% --
Tangible Common Equity 6.0% 7.6% --
“Well
Capitalized”
CAPITAL RATIOS
6/30/08 6/30/09 Guideline
Capital Strength: Consistently Outstanding

© 2009 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

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Celebrating 120 Years of Service, Expertise, and Integrity
Founded
1889
Byron Laflin
Smith
World’s Fair
1917
Chicago
tellers
1943
A good
cause
Tallying
accounts
Account
automation
Today
A GLOBAL INSTITUTION
1893
1961
1955

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26 Barclays Capital Global Financial Services Conference – September 15, 2009
A Solid Foundation for Continued Growth & Success
120-year heritage of service, expertise and
integrity
Leadership positions in client-focused
business segments with attractive market
and geographic growth opportunities
Comprehensive product capabilities
combined with distinctive service
Distinctive balance sheet strength
Strong capital levels
Invested, experienced and stable
management team
Proven record of managing the business
for long-term growth and profitability

© 2009 Northern Trust Corporation
Service Expertise Integrity
NORTHERN TRUST
CORPORATION
Frederick H. Waddell
President &
Chief Executive Officer
September 15, 2009
Barclays Capital
Global Financial Services Conference